                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Shareholders of Network Appliance, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 33-99638, 333-25277 and 333-40307 on Form S-8 of our report dated May 8, 1998
(July 17, 1998 as to Note 11), appearing in this Annual Report on Form 10-K/A of Network Appliance, Inc. for the year ended April 30, 1998.


/s/ Deloitte & Touche LLP

San Jose, California
September 1, 1998